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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  February 20, 2001
                                        -----------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                            36-1208070
                  ------                            ----------
        (Commission File Number)        (IRS Employer Identification Number)


         500 West Monroe Street, Chicago, Illinois        60661
         -----------------------------------------        -----
         (Address of principal executive offices)       (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5.   Other Events
-------   ------------

On February 20, 2001, Heller Financial, Inc. (the "Registrant") issued a press release announcing that after an extensive review of a broad range of strategic alternatives that it will discontinue its origination of U.S. Small Business Administration ("SBA") loans, effective immediately. A copy of the press release is attached.


Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c)  Exhibits

99.1  Heller Financial, Inc. - Press Release


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2001
       -----------------

                                   HELLER FINANCIAL, INC.



                                   By:    /s/ Lauralee E. Martin
                                          ----------------------
                                          Lauralee E. Martin
                                   Title: Executive Vice President and
                                          Chief Financial Officer
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                                 EXHIBIT INDEX



Exhibit
Number
------

99.1    Heller Financial, Inc. - Press Release